                                                                     Exhibit 24


                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1993 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.




                IN WITNESS WHEREOF, I have hereunto set my hand and seal.


     February 16,1994                               /s/ Craig R. Anderson
   --------------------                           -------------------------
      (Date)                                            Craig R. Anderson

                               POWER OF ATTORNEY





        KNOW ALL MEN BY THESE PRESENTS:

                  That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1993 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.




                  IN WITNESS WHEREOF, I have hereunto set my hand and seal.




     February 17, 1994                              /s/ Neil A. Armstrong
     ------------------                            -------------------------
       (Date)                                           Neil A. Armstrong

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

                  That, the undersigned does hereby make, constitute and appoint Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1993 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal.



         February 17, 1994                            /s/ Charles C. Gedeon
         -----------------                          -------------------------
            (Date)                                        Charles C. Gedeon

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

                  That, the undersigned does hereby make, constitute and appoint Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1993 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal.


         February 15, 1994                          /s/ L. Frederick Gieg, Jr.
         -----------------                          --------------------------
            (Date)                                      L. Frederick Gieg, Jr.

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1993 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.



                  IN WITNESS WHEREOF, I have hereunto set my hand and seal.



       February 15, 1994                            /s/ Robert M. Hernandez
       ------------------                          -------------------------
         (Date)                                         Robert M. Hernandez

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1993 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.



                  IN WITNESS WHEREOF, I have hereunto set my hand and seal.



       February 22, 1994                            /s/ Dan F. Huebner
       ------------------                          -------------------------
         (Date)                                         Dan F. Huebner

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1993 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.



                  IN WITNESS WHEREOF, I have hereunto set my hand and seal.



       February 15, 1994                            /s/ Keith K. Kappmeyer
       ------------------                          -------------------------
         (Date)                                         Keith K. Kappmeyer

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1993 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.



                  IN WITNESS WHEREOF, I have hereunto set my hand and seal.



       February 15, 1994                            /s/ William E. Lewellen
       ------------------                          -------------------------
         (Date)                                         William E. Lewellen

                                   POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

                  That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1993 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.






                  IN WITNESS WHEREOF, I have hereunto set my hand and seal.




       February 16, 1994                           /s/ Louis A. Valli
       ------------------                        -------------------------
         (Date)                                        Louis A. Valli

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1993 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.



                  IN WITNESS WHEREOF, I have hereunto set my hand and seal.



       February 16, 1994                            /s/ Wesley W. von Schack
       ------------------                          -------------------------
         (Date)                                         Wesley W. von Schack